UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2006

ADESA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-32198	35-1842546
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13085 Hamilton Crossing Boulevard

Carmel, Indiana 46032

(Address of principal executive offices)

(Zip Code)

(800) 923-3725

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On February 8, 2006, the Board of Directors of ADESA, Inc. (the “Company”) ratified the approval of the Executive Compensation Committee of the Board of Directors of the following for the executive officers of the Company under the Company’s 2004 Equity and Incentive Plan (the “Plan”):

•                  annual management incentive program bonuses;

•                  restricted stock unit grants;

•                  annual management incentive program bonus targets; and

•                  long-term management incentive program bonus targets.

The Company intends to provide additional information regarding the compensation awarded to the Named Executive Officers in respect of and during the year ended December 31, 2005, in the proxy statement for the Company’s 2006 annual meeting of stockholders.

Annual Management Incentive Program Bonuses

The following table sets forth information regarding the annual cash bonus amounts for 2005 for the executive officers (David G. Gartzke, Cameron C. Hitchcock, Bradley A. Todd, Cheryl A. Munce and George J. Lawrence) who will be included as the Named Executive Officers in the Company’s 2006 proxy statement:

Name	Title	2005 Bonus
David G. Gartzke	Chairman, President and Chief Executive Officer	$406,875
Cameron C. Hitchcock	Executive Vice President and Chief Financial Officer	$160,580
Bradley A. Todd	Executive Vice President of ADESA, Inc., President of Automotive Finance Corporation and Chief Operating Officer of ADESA Corporation, LLC	$134,272
Cheryl A. Munce	Executive Vice President of ADESA, Inc., President of Impact Auto Auctions Ltd. and President of Automotive Recovery Services, Inc.	$120,156	*
George J. Lawrence	Executive Vice President, General Counsel and Secretary	$98,952

* Represents Canadian dollars converted to US Dollars.

Restricted Stock Units

The following table sets forth information regarding restricted stock units (“RSUs”) granted to the Named Executive Officers under the Annual Management Incentive Program.  Under the Program, certain executive officers are eligible to receive a RSU grant equal to 25% of the bonus earned in the prior year.  The number of RSUs granted is determined based on the market value of the Company’s common stock on the date the RSUs are granted.  The RSUs generally are subject to a three-year cliff vesting schedule.

Name	Title	Market Value of Grant		Approximate Number of RSUs *
David G. Gartzke	Chairman, President and Chief Executive Officer	$101,719		3,904
Cameron C. Hitchcock	Executive Vice President and Chief Financial Officer	$40,145		1,541
Bradley A. Todd	Executive Vice President of ADESA, Inc., President of Automotive Finance Corporation and Chief Operating Officer of ADESA Corporation, LLC	$33,568		1,288
Cheryl A. Munce	Executive Vice President of ADESA, Inc., President of Impact Auto Auctions Ltd. and President of Automotive Recovery Services, Inc.	$30,039	**	1,153
George J. Lawrence	Executive Vice President, General Counsel and Secretary	$24,738		949

*                                         The number of RSUs shown above is based on the closing price of the Company’s common stock ($26.05) on February 13, 2006. The actual number of RSUs granted will be determined using the market value of the Company’s common stock on the grant date of February 16, 2006.

**                                  Represents Canadian dollars converted to US Dollars.

A form of Restricted Stock Unit Grant was filed as an exhibit to the Company’s Current Report on Form 8-K filed on February 14, 2005 and is incorporated by reference herein.

Annual Management Incentive Plan Bonus Targets

The following table sets forth information regarding the bonus criteria to be used in determining the annual cash bonus payments to the Named Executive Officers for 2006 pursuant to the Plan.  The Executive Compensation Committee of the Board established Consolidated Income from Continuing Operations (“CIFCO”) and Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) as the objective financial performance measures for 2006.  At the discretion of the Board of Directors, these financial measures are subject to adjustment for certain non-recurring or extraordinary transactions, including acquistions and divesititures.

Bonus targets for the Named Executive Officers listed below range from 45 percent to 75 percent of base salary.  Actual awards can range between 0 percent to 250 percent of the bonus target based on performance relative to the established financial measures.  The Compensation Committee has the discretion to reduce up to 25% of the award determined by the financial measures.  This discretion relates to the assessment of the executive’s achievement on his or her performance plan goals and strategic and leadership development initiatives.

			Bonus Goal Weighting
Name	Title	Target (% of Base Salary)	CIFCO	EBITDA
David G. Gartzke	Chairman, President and Chief Executive Officer	75%	100%	NA
Cameron C. Hitchcock	Executive Vice President and Chief Financial Officer	50%	100%	NA
Bradley A. Todd	Executive Vice President of ADESA, Inc., President of Automotive Finance Corporation and Chief Operating Officer of ADESA Corporation, LLC	50%	100%	NA
Cheryl A. Munce	Executive Vice President of ADESA, Inc., President of Impact Auto Auctions Ltd. and President of Automotive Recovery Services, Inc.	45%	50%	ADESA Impact North American 50%
George J. Lawrence	Executive Vice President, General Counsel and Secretary	45%	100%	NA

Long-Term Management Incentive Program Bonus Targets

The following table sets forth information regarding the bonus criteria to be used in determining the long-term equity awards to the Named Executive Officers for 2006 pursuant to the Plan.  In 2006, the long term incentive opportunity for management will consist of two pieces, 75% in stock options and 25% in performance-based RSUs.  However, none of the Named Executive Officers is eligible for a stock option grant for the 2006 Plan year.  The performance-based RSUs are based on the Company’s 2006 CIFCO financial results and will, if granted, vest ratably over three years.  The performance-based RSU grants will range from zero to two times each executive’s applicable target opportunity.

Name	Title	Target (% of Base Salary)	Amount of Bonus Granted in Stock Options*	% of Target (Base Salary) for 2006 Plan Year Granted in Performance-Based RSUs
David G. Gartzke	Chairman, President and Chief Executive Officer	170%	0	42.5%
Cameron C. Hitchcock	Executive Vice President and Chief Financial Officer	100%	0	25%
Bradley A. Todd	Executive Vice President of ADESA, Inc., President of Automotive Finance Corporation and Chief Operating Officer of ADESA Corporation, LLC	100%	0	25%
Cheryl A. Munce	Executive Vice President of ADESA, Inc., President of Impact Auto Auctions Ltd. and President of Automotive Recovery Services, Inc.	85%	0	21.25%
George J. Lawrence	Executive Vice President, General Counsel and Secretary	85%	0	21.25%

* These Named Executive Officers are ineligible to receive any stock options for the 2006 Plan year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:	February 14, 2006	ADESA, INC.

/s/ Cameron C. Hitchcock
Cameron C. Hitchcock
Executive Vice President and Chief
Financial Officer